UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Short-Term Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

Short-Term Income Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The past six months will go down as a period of recovery following the global economic turmoil of 2008. The U.S. government responded with numerous programs designed to restore liquidity to the financial system and alleviate tight credit conditions. As these programs began to take effect, investors moved away from Treasuries into riskier fixed-income sectors, resulting in outstanding returns for higher-yielding securities.

MARKET ENVIRONMENT

During the past six months, longer-term Treasury and agency securities were the only sectors of the fixed-income market to post negative returns, while high-yield bonds delivered strong gains as investors rediscovered their appetite for risk. April and May were particularly good months for high-yielding bonds, which staged a remarkable comeback and generated returns well out of the range of typical fixed-income performance.

This rebound occurred against the backdrop of bleak economic news. In its latest revision to first-quarter economic performance, the Department of Commerce reported that the nation’s gross domestic product contracted at an annualized rate of 5.5% during the first three months of the year. Most economists believe that the worst is behind us, however, and the economic decline will begin to let up sometime later this year. Any signs of an upturn will come none too soon. The Mortgage Bankers Association released data showing that foreclosure actions hit a record high during the first quarter as lenders initiated proceedings on 1.37% of all first mortgages—a 35% bounce from the first quarter of 2008.

Despite the grim news, Federal Reserve Chairman Ben Bernanke forecast that business sales and factory production will begin to recover later this year, with signs of improvement as early as the second quarter. The Fed expects the economy to shrink between 1.3% and 2.0% this year, a marked improvement over the first quarter, although it believes the unemployment rate could climb as high as 10% before the worst is over on the labor front.

PERFORMANCE

Your fund generated a gain of 5.91% during the six months ended May 31, 2009, leading the Barclays Capital 1-3 Year U.S. Government/Credit Index and the fund’s Lipper peer group average by wide margins. Performance for the fund’s fiscal year was also positive, although the fund slightly lagged the Barclays index during the period. The fund’s net asset value rose from $4.80 at the end of November 2008 to $4.98 at the end of the current period, and dividends contributed $0.09 per share. As we have stated in the past, the objective of the fund is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

The fund came into existence to help T. Rowe Price implement its short-term fixed-income allocation strategy. Our unique approach presents us with the opportunity to outperform cash investments, such as money market funds, over the long term by investing heavily in cash in a rising interest rate environment and in short-term bonds in a stable or falling rate environment. The portfolio is managed similarly to the T. Rowe Price Short-Term Bond Fund, except that it is more flexible in its ability to significantly shorten its duration when we deem it appropriate. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation.)

As originally structured, the fund is primarily available for use in the T. Rowe Price Retirement Funds and College Savings Plan. The introduction of this new fund provides us with a more efficient means of implementing our short-duration investment objectives than previously existed.

Many factors contributed to your fund’s excellent performance during the past six months. We were exposed to investment-grade corporate bonds, and our particular bond selection also boosted the fund’s return. At the beginning of the period, there was a pronounced difference between the yields on corporate bonds and Treasuries. We benefited when the yield differential contracted following various measures taken by the government in conjunction with the Federal Reserve to restore confidence and integrity to the financial system. (As the yield spread narrowed, the prices of corporate bonds staged a strong recovery vis-à-vis Treasuries.) We increased our cash level to enable the portfolio to behave more like a money market fund, shortening our duration slightly in anticipation of rising interest rates over the next year.

Your portfolio was also exposed to commercial mortgage-backed securities (CMBS), which are not contained in the benchmark. CMBS posted an astounding 28.4% return during the past six months, as measured by the Barclays Capital CMBS Index. This segment of the market rallied sharply when the government extended the benefits of its stimulus programs to the group. In addition, we were invested in asset-backed securities, which performed well in April and May.

The only detriment to absolute fund performance during the six months ended May 31, 2009, came from our U.S. Treasury and agency obligations. As mentioned, these were the only two segments of the fixed-income market that were negative during the period. Increased issuance by the federal government flooded the market, pushing prices lower—a situation that was exacerbated by investors’ greater tolerance for risk.

At the end of May 2009, 36% of the portfolio was allocated to corporate bonds and notes; 25% to mortgage-backed securities; 7% to asset-backed securities; and the remaining 32% to U.S. Treasuries, U.S. government agency obligations, and reserves. Only 18% of the portfolio was invested in BBB securities (the lowest end of the investment-grade range) and 1% in BB and lower-quality bonds, while 22% was in cash reserves, and 59% was rated A or higher.

OUTLOOK

We agree with Fed Chairman Ben Bernanke’s assessment that an improvement in economic activity should be discernible during the second half of the year—indeed, some glimmers of hope have already begun to emerge. As the economy begins to show signs of improvement, yields on Treasuries have been trending upward across all maturities. We believe, however, that further increases are likely to be gradual rather than abrupt. We expect the Fed to begin raising short-term rates by the end of the year or early in 2010, as the potential for higher inflation replaces economic stagnation as the Fed’s major concern.

As you are aware, in this fund we currently have a high cash component, and we purchase securities with short-term maturities, which are less vulnerable to market volatility than long-term bonds. Consequently, we do not expect your fund to feel the impact of rising interest rates to the same extent as funds with longer maturities.

As always, we will continue to monitor bond market conditions closely and look for investment opportunities as they become available.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

June 12, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Barclays Capital CMBS Index: An index that tracks the performance of private investment- and noninvestment-grade commercial mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 35.5%		
Aerospace & Defense 1.2%		
Boeing Capital, 7.375%, 9/27/10	3,485	3,733
General Dynamics, 4.50%, 8/15/10	3,810	3,951
Lockheed Martin, 4.121%, 3/14/13	2,735	2,788
Northrop Grumman, 7.125%, 2/15/11	4,525	4,880
		15,352
Airlines 0.5%		
Southwest Airlines, 6.50%, 3/1/12	5,765	5,903
		5,903
Automotive 0.2%		
DaimlerChrysler, VR, 1.466%, 8/3/09	1,240	1,236
Nissan Motor Acceptance, 4.625%, 3/8/10 (1)	810	779
		2,015
Banking 4.9%		
American Express Centurion Bank, 4.375%, 7/30/09	2,100	2,104
American Express Centurion Bank, 5.55%, 10/17/12	705	657
Bank of America, 7.375%, 5/15/14	1,650	1,743
Bank of America, 9.375%, 9/15/09	4,945	5,004
Bank of New York, 4.50%, 4/1/13	2,090	2,148
Bank One, 7.875%, 8/1/10	2,485	2,619
Barclays Bank, 7.40%, 12/15/09	2,640	2,683
BB&T, 5.70%, 4/30/14	3,770	3,830
BB&T, 6.50%, 8/1/11	3,360	3,467
Capital One Bank, 5.00%, 6/15/09	1,375	1,376
Capital One Bank, 5.75%, 9/15/10	960	982
Citigroup, 5.125%, 2/14/11	3,075	3,012
Citigroup, 5.85%, 7/2/13	3,300	3,164

Morgan Stanley, 6.00%, 5/13/14	3,090	3,127
		28,560
Manufacturing 1.0%		
3M Company, 5.125%, 11/6/09	885	902
Caterpillar Financial Services, 4.15%, 1/15/10	1,200	1,222
Honeywell International, 4.25%, 3/1/13	2,745	2,825
John Deere Capital, 4.95%, 12/17/12	7,770	8,109
		13,058
Media & Communications 0.1%		
Cox Enterprises, 7.875%, 9/15/10 (1)	1,100	1,140
		1,140
Metals 0.1%		
Alcoa, 7.375%, 8/1/10	1,440	1,457
		1,457
Metals & Mining 1.0%		
Arcelormittal, 5.375%, 6/1/13	6,320	5,844
Barrick Gold Finance, 6.125%, 9/15/13	6,330	6,735
		12,579
Other Telecommunications 0.4%		
British Telecommunications, 5.15%, 1/15/13	4,740	4,638
		4,638
Petroleum 1.8%		
ConocoPhillips Canada Funding, 5.30%, 4/15/12	5,420	5,787
Devon Financing, 6.875%, 9/30/11	5,625	6,102
Hess, 6.65%, 8/15/11	3,830	4,072

Hess, 7.375%, 10/1/09	525	530
Pemex Project Funding Master Trust, VR, 2.62%, 6/15/10 (1)	1,030	1,022
SeaRiver Maritime, Zero Coupon, 9/1/12	4,980	4,541
		22,054
Publishing 0.4%		
Dun & Bradstreet, 5.50%, 3/15/11	2,595	2,649
Thomson Reuters, 5.95%, 7/15/13	2,125	2,174
		4,823
Railroads 0.4%		
CSX, 5.75%, 3/15/13	1,795	1,824
CSX, 6.75%, 3/15/11	1,920	2,011
Union Pacific, 6.65%, 1/15/11	1,440	1,517
		5,352
Real Estate Investment Trusts 0.3%		
Avalonbay Communities, 6.625%, 9/15/11	1,385	1,383
Simon Property Group, 4.60%, 6/15/10	2,465	2,459
Vornado Realty, 4.50%, 8/15/09	535	535
		4,377
Retail 1.2%		
CVS Caremark, 4.00%, 9/15/09	1,920	1,935
CVS Caremark, VR, 2.793%, 9/10/10	5,380	5,377
J.C. Penney, 8.00%, 3/1/10	1,920	1,949
Target, 5.375%, 6/15/09	960	961
Target, 7.50%, 8/15/10	1,630	1,737
Wal-Mart Stores, 6.875%, 8/10/09	2,675	2,706
		14,665

Specialty Retailers 0.2%		
Home Depot, 3.75%, 9/15/09	780	784
Home Depot, 5.20%, 3/1/11	1,850	1,916
		2,700
Telephones 1.6%		
AT&T, 4.95%, 1/15/13	4,375	4,532
Deutsche Telekom International Finance, STEP, 8.50%, 6/15/10	5,660	6,004
France Telecom, STEP, 7.75%, 3/1/11	1,455	1,577
Telecom Italia Capital, 4.00%, 1/15/10	760	763
Verizon Communications, 4.35%, 2/15/13	1,840	1,877
Verizon Communications, 5.25%, 4/15/13	3,480	3,639
Verizon Global Funding, 7.25%, 12/1/10	1,695	1,814
		20,206
Transportation 0.8%		
Canadian Pacific Railroad, 5.75%, 5/15/13	4,145	4,033
Federal Express, 5.50%, 8/15/09	1,835	1,852
GATX Corporation, 5.50%, 2/15/12	3,965	3,736
		9,621
Transportation Services 0.2%		
ERAC USA Finance, 7.95%, 12/15/09 (1)	2,865	2,862
		2,862
Utilities 3.5%		
Alabama Power, 4.85%, 12/15/12	2,060	2,180
American Electric Power, 5.375%, 3/15/10	1,268	1,302
Appalachian Power, 5.65%, 8/15/12	2,880	2,884
Black Hills, 9.00%, 5/15/14	2,430	2,506

Bay View Auto Trust Series 2005-3, Class A4 5.01%, 6/25/14	957	965
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	420	420
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4B, VR 0.426%, 3/20/10 (1)	480	479
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	220	213
Capital One Prime Auto Receivables Trust Series 2006-2, Class A4 4.94%, 7/15/12	3,450	3,520
DaimlerChrysler Auto Trust Series 2008-A, Class A3A 3.70%, 6/8/12	2,400	2,397
Honda Auto Receivables Owner Trust Series 2007-1, Class A3 5.10%, 3/18/11	2,750	2,782
HSBC Automotive Trust Series 2006-2, Class A4 5.67%, 5/17/13	1,171	1,164
Hyundai Auto Receivables Trust Series 2006-A, Class A4 5.26%, 11/15/12	3,957	4,059
JPMorgan Auto Receivables Trust Series 2007-A, Class A4 5.19%, 2/15/14 (1)	2,835	2,876
M & I Auto Loan Trust Series 2005-1, Class A4 4.86%, 3/21/11	352	353
Nissan Auto Receivables Owner Trust Series 2007-A, Class A3 5.10%, 11/15/10	765	770
Nissan Auto Receivables Owner Trust Series 2008-A, Class A3 3.89%, 8/15/11	2,260	2,290

Credit Suisse Mortgage Capital Certificates Series 2007-C1, Class A1 5.227%, 2/15/40	2,580	2,601
Credit Suisse Mortgage Capital Certificates Series 2007-C4, Class A1, VR 5.54%, 9/15/39	2,591	2,625
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	293	295
Greenwich Capital Commerical Funding Series 2004-GGIA, Class A3 4.344%, 6/10/36	346	345
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	2,389	2,308
Greenwich Capital Commercial Funding Series 2005-GG3, Class A3 4.569%, 8/10/42	4,945	4,437
Greenwich Capital Commercial Funding Series 2007-GG9, Class A1 5.233%, 3/10/39	3,289	3,319
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2 6.244%, 4/15/35	625	619
JPMorgan Chase Commerical Mortgage Securities Series 2002-C3, Class A1 4.20%, 7/12/35	2,633	2,584
JPMorgan Chase Commerical Mortgage Securities Series 2006-CB17, Class A1 5.279%, 12/12/43	1,641	1,655
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1 5.17%, 5/15/47	1,689	1,700
LB-UBS Commercial Mortgage Trust Series 2003-C7, Class A3, VR 4.559%, 9/15/27	8,165	7,986
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2 3.246%, 3/15/29	749	744

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.664%, 10/25/36	1,268	824
		2,118
Total Non-U.S. Government Mortgage-Backed Securities (Cost $53,022)		52,164

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 21.0%

U.S. Government Agency Obligations 20.8% (3)

Federal Home Loan Mortgage		
4.50%, 4/1/23	5,008	5,129
5.00%, 10/1/18 - 11/1/18	1,543	1,606
5.50%, 12/1/17	492	516
6.00%, 11/1/11 - 8/1/22	5,687	6,006
Federal Home Loan Mortgage, ARM		
4.461%, 2/1/33	5	5
4.618%, 6/1/38	6,675	6,877
4.631%, 7/1/35	1,953	2,030
4.645%, 6/1/38	1,658	1,708
4.67%, 6/1/38	4,656	4,801
4.708%, 2/1/35	2,785	2,873
4.71%, 7/1/38	5,540	5,714
4.761%, 10/1/33	3	4
4.828%, 11/1/34	426	438
5.053%, 11/1/35	227	236
5.14%, 1/1/36	1,760	1,806
5.153%, 9/1/35	2,072	2,149
5.158%, 5/1/38	5,659	5,878
5.306%, 2/1/37	3,068	3,185
5.339%, 2/1/37	987	1,025

5.34%, 4/1/37	7,253	7,538
5.346%, 5/1/37	1,728	1,798
5.347%, 1/1/36	108	112
5.40%, 2/1/38	5,829	6,076
5.444%, 2/1/37	3,087	3,211
5.508%, 10/1/36	8,075	8,380
5.697%, 2/1/34	20	21
5.896%, 2/1/37	2,524	2,633
5.984%, 12/1/36	2,104	2,202
5.996%, 11/1/36	1,061	1,110
5.997%, 1/1/37	582	607
6.018%, 10/1/36	1,487	1,552
Federal Home Loan Mortgage, CMO		
4.25%, 12/15/21	2,484	2,523
5.00%, 4/15/17 - 1/15/28	8,546	8,758
5.50%, 8/15/13 - 12/15/18	8,825	9,081
5.75%, 7/15/11 - 12/15/18	4,638	4,725
6.00%, 9/15/13 - 1/15/30	8,206	8,456
6.50%, 11/15/20 - 8/15/30	1,123	1,173
Federal National Mortgage Assn.		
4.50%, 3/1/19 - 4/1/23	12,776	13,159
5.00%, 2/1/18 - 4/1/21	15,267	15,867
5.50%, 5/1/16 - 12/1/34	22,438	23,464
6.00%, 7/1/13 - 2/1/29	4,773	5,043
6.50%, 9/1/12 - 4/1/14	575	605
7.00%, 7/1/22 - 10/1/23	3,071	3,268
Federal National Mortgage Assn., ARM		
3.297%, 7/1/27	11	11
3.505%, 10/1/33	1,482	1,480

3.716%, 1/1/35	30	31
3.885%, 7/1/33	5	5
4.493%, 2/1/33	12	12
4.516%, 7/1/34	19	20
4.592%, 7/1/35	2,011	2,061
4.788%, 9/1/35	7,049	7,275
4.826%, 4/1/38	3,455	3,573
4.843%, 5/1/38	6,274	6,490
4.859%, 5/1/38	6,696	6,925
4.89%, 5/1/38	6,510	6,737
4.898%, 8/1/38	5,542	5,736
4.914%, 9/1/32	59	60
4.965%, 10/1/32	47	49
4.996%, 1/1/34	96	99
5.316%, 12/1/35	189	197
5.345%, 12/1/35	216	225
5.41%, 9/1/37	3,299	3,436
5.458%, 6/1/37	2,044	2,127
5.52%, 1/1/37	3,577	3,718
5.524%, 12/1/35	348	363
5.532%, 7/1/36	2,069	2,145
5.593%, 12/1/32	102	105
5.626%, 12/1/35	101	105
5.806%, 8/1/37	3,854	4,030
5.984%, 9/1/36	686	719
6.037%, 12/1/36	933	973
Federal National Mortgage Assn., CMO		
4.00%, 5/25/16	260	264
5.00%, 5/25/16 - 10/25/27	5,367	5,454

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Short-Term Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The fund commenced operations on September 29, 2006. The fund is available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc. (Price Associates), and/or its affiliates, and is not available for direct purchase by members of the public. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2009, the fund realized $46,000 of net loss on $51,934,000 of in-kind redemptions.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on May 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended May 31, 2009, the fund’s exposure to derivatives was generally between 0% and 7% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges. As of May 31, 2009, the fund held no derivative instruments.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended May 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended May 31, 2009, the fund’s exposure to derivatives was generally between 0% and 7% of net assets.

Futures Contracts The fund is subject to interest rate risk, foreign currency exchange rate risk and credit risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates, and potential losses in excess of the fund’s initial investment.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2009, no collateral was pledged by either the fund or counterparties.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $194,951,000 and $327,583,000, respectively, for the year ended May 31, 2009. Purchases and sales of U.S. government securities aggregated $107,330,000 and $301,460,000, respectively, for the year ended May 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2009 and May 31, 2008 were characterized for tax purposes as follows:

At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, all unused capital loss carryforwards expire in fiscal 2017. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At May 31, 2009, approximately 15% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Retirement Funds’ expenses allocated to the fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At May 31, 2009, approximately 84% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Short-Term Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Income Fund, Inc. (the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,276,000 from short-term capital gains

• $127,000 from long-term capital gains, all of which were subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were at or below the median for comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2006	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2006

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2006	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2006	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.
2006
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Short-Term Income Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price
Assistant Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly
Assistant Vice President	Investment Analyst, Morgan Stanley Alternative
Investment Partners Group (to 2007); Associate
Portfolio Manager, Smith Breeden Associates
(to 2005)

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009